Congress Small Cap Growth Fund
Summary Prospectus | September 18, 2017
Class/Ticker: Retail Class / CSMVX Institutional Class / CSMCX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.congressasset.com/funds/mf_download_menu.htm.  You may also obtain this information at no cost by calling 1-888-688-1299 or by sending an email to info@congressasset.com.  The Fund’s Prospectus and Statement of Additional Information, both dated September 18, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Congress Small Cap Growth Fund (the “Fund” or “Small Cap Growth Fund”) seeks long-term capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Retail Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses(1)	0.42%	0.42%
Total Annual Fund Operating Expenses	1.52%	1.27%

(1)	“Other Expenses” have been estimated for the current fiscal year.

Example
The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail Class	$155	$480	$829	$1,813
Institutional Class	$129	$403	$697	$1,534

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the predecessor fund’s portfolio turnover rate was 82% of the average value of the portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of small cap companies. The Fund defines small cap companies as those companies with market capitalizations not exceeding the highest market capitalization in the Russell 2000® Growth Index during the preceding 12 months.  As of May 31, 2017, companies in the Index had an average market capitalization of $12.1 million with the largest stock’s market cap at $10.2 billion.  The Fund may invest any portion of the remaining 20% of its net assets in the equity securities of companies with market capitalizations that may be higher or lower than the range of issuer market capitalizations represented in the Russell 2000® Growth Index.  The Fund may invest in companies across all sectors of the economy, but may favor companies in particular sectors or industries at different times.  The Fund may invest greater than 25% of its assets in one or more of the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, information technology and telecommunications services.  The Fund may invest in U.S. dollar-denominated foreign equity securities, including through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) issued by U.S. depository banks, which are traded on U.S. exchanges.  The Fund may invest in such securities without limit, but such investments are not expected to exceed 20% of the Fund’s total assets.

The Advisor may invest the Fund’s assets in the securities of companies that it believes have a history of growth or that it believes have growth potential.  Growth may be measured by factors such as earnings or revenue.  The Advisor may invest in the securities of companies with leading competitive positions and management that can achieve sustained growth.  Companies with the potential for strong growth may have characteristics such as new products, technologies, distribution channels, strong industry or market positions.  Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company’s long‑term earnings growth with a higher stock price when that company’s earnings grow faster than both inflation and the economy in general.  In selecting investments for the Fund’s portfolio, the Advisor uses fundamental research to evaluate each company, focusing on the company’s earnings growth, return on equity, margin stability, and capital management.  These and other factors are then weighed against valuation.  A stock may be sold, among other reasons, if it has reached a price target, the issuer’s fundamental outlook has changed, or a better investment opportunity is available.

Principal Investment Risks
There is a risk that you could lose all or a portion of your investment in the Fund.  The following risks reflect the Fund’s principal risks:

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General Market Risk: The market price of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

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Equity Market Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated.

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Small and Medium Companies Risk: Securities of small and medium cap companies may possess comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges.

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Large Companies Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, large‑cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

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Sector-Focus Risk: Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.

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Information Technology Risk:  The information technology sector can be significantly affected by rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, government regulation, and general economic conditions.

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Health Care Sector Risk: The profitability of companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments.

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Growth Style Investment Risk: Growth stocks may lose value or fall out of favor with investors. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

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Foreign Investment Risk: Foreign securities involve increased risks due to political, social and economic developments abroad, as well as due to differences between U.S. and foreign regulatory practices.  ADRs listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares.  When the Fund invests in ADRs as a substitute for an investment directly in the underlying foreign shares, the Fund is exposed to the risk that the ADRs may not provide a return that corresponds precisely with that of the underlying foreign shares.  The Fund’s investments in foreign securities may be in the form of depositary receipts, such as GDRs, which are issued by U.S. depository banks and evidence ownership of the underlying securities.  GDRs generally are subject to the same risks as the foreign securities that they evidence or into which they may be converted.

•	Management Risk: The Fund may not meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Fund.

•	Regulatory Risk: Changes in government regulations may adversely affect the value of a security.

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Active Trading Risk: The risk that active trading could raise transaction costs (thus lowering return).  In addition, active trading could result in increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

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Redemption Risk: The risk that the Fund could experience losses as a result of one or more shareholder redemptions.  If the Fund is forced to sell assets at inopportune times to meet redemption requests, assets could be sold at a loss or depressed value.  In that event, the value of your investment would go down.

Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the past 10 years.  The table shows how the average annual returns for 1, 5 and 10 years for each share class compare with those of a broad measure of market performance.  The returns shown in the bar chart and table include reinvestment of all dividends and capital gains distributions and reflect fund expenses.

As with any mutual fund, the Fund’s past performance (before and after taxes) is not an indication of future performance. Updated performance information is available on the Fund’s website at www.congressasset.com/funds.

Effective at the close of business on September 15, 2017, the Century Small Cap Select Fund, a series of Century Capital Management Trust (the “Predecessor Fund”), reorganized into the Fund, a series of Professionally Managed Portfolios (the “Reorganization”).  Performance information shown prior to the close of business on September 15, 2017 is that of the Predecessor Fund.  Accordingly, the returns of the Institutional Class in the bar chart and table are the returns of the Predecessor Fund’s Institutional Class.  Returns of the Retail Class shown in the table below reflect the returns of the Investor Class of the Predecessor Fund.  Additionally, the Fund has adopted the Financial Statements of the Predecessor Fund.

Congress Small Cap Growth Fund
Calendar Year Total Return as of December 31
Institutional Class
Year to Date Return as of 6/30/2017: 11.11%

Highest Quarterly Return:	Q2, 2009	19.15%

Lowest Quarterly Return:	Q4, 2008	-26.62%

Average Annual Total Returns as of December 31, 2016
	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	3.02%	9.64%	5.54%
Return After Taxes on Distributions	3.02%	7.44%	4.32%
Return After Taxes on Distributions and Sale of Fund Shares	1.71%	7.56%	4.40%
Retail Class
Return Before Taxes	2.67%	9.29%	5.18%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	11.32%	13.74%	7.76%

After tax returns in the table above are only illustrated for the Predecessor Fund’s Institutional Class Shares.  After tax returns for the Fund’s Retail Class Shares will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if a Fund’s shares were sold at the end of the specified period.  The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Investment Advisor
Congress Asset Management Company, LLP.

Portfolio Managers
Alexander L. Thorndike, Executive Vice President and Managing Director, Advisor, and Portfolio Manager of the Fund since the closing of the Reorganization on September 15, 2017.  Mr. Thorndike was a Portfolio Manager of the Predecessor Fund since December 9, 1999.
Gregg O’Keefe, CFA, Executive Vice President, Advisor, and Portfolio Manager for the Fund since the closing of the Reorganization on September 15, 2017.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem the Small Cap Growth Fund’s shares on any business day by written request via mail (Congress Small Cap Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-888-688-1299, or through a financial intermediary.  The minimum initial investment amounts are shown in the table below.  There is no minimum subsequent investment amount to add funds to an existing account.

Account Types	To Open Your Account
Standard Accounts
- Retail Class	$2,000
- Institutional Class	$500,000
Traditional and Roth IRA Accounts
- Retail Class	$2,000
- Institutional Class	$500,000
Accounts with Automatic Investment Plans
- Retail Class	$2,000
- Institutional Class	None

Tax Information
The Small Cap Growth Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Small Cap Growth Fund through a broker‑dealer or other financial intermediary (such as a bank), the Small Cap Growth Fund and/or the Advisor may pay the intermediary for the sale of the Small Cap Growth Fund’s shares and related services.  These payments may create a conflict of interest by influencing the broker‑dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.